                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 April 11, 2005
                             ----------------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-15190                    13-3159796
        ----------------             ---------                 --------------
(State or other jurisdiction of     (Commission               (I.R.S. Employer
         incorporation)              File Number)            Identification No.)


                              58 South Service Road
                               Melville, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (631) 962-2000
                           --------- ---------------
              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

       On April 11, 2005, Genentech, Inc., OSI Pharmaceuticals, Inc.'s partner for the distribution and sale in the United States of its oncology drug, Tarceva (TM), announced that the net sales of Tarceva for the quarter ended March 31, 2005 were $47.6 million.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  April 11, 2005            OSI PHARMACEUTICALS, INC.




                                      By:    /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)



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